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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 22, 2002

Household Auto Receivables Corporation
(Exact name of registrant as specified in its charter)

United States (State or Other Jurisdiction of Incorporation)	333-100512 (Commission File Number)	36-4220459 (I.R.S. Employer Identification No.)
c/o Household Finance Corporation Attention: Michael J. Forde 2700 Sanders Road Prospect Heights, Illinois (Address of Principal Executive Offices)		60070 (Zip Code)

Registrant's telephone number including area code - (847) 564-5000

(Former name or former address, if changed since last report)

Item 5.    Other Events

        The consolidated financial statements of MBIA Insurance Corporation, a wholly owned subsidiary of MBIA Inc. and its subsidiaries as of December 31, 2001 and December 31, 2000, and for each of the years three years in the period ended December 31, 2001, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of MBIA Inc. for the year ended December 31, 2001 and the consolidated financial statements of MBIA Insurance Corporation and its subsidiaries as of September 30, 2002 and for the nine month period ended September 30, 2002 and September 30, 2001 included in the Quarterly Report on Form 10-Q of MBIA Inc. for the period ended September 30, 2002, are hereby incorporated by reference in (i) this Current Report on Form 8-K; and (ii) the Prospectus Supplement, dated as of November 21, 2002, and shall be deemed to be a part hereof.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

  (a)
  Not applicable

  (b)
  Not applicable

  (c)
  Exhibits:

  23.1
  Consent of PricewaterhouseCoopers LLP regarding financial statements of the Insurer.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSEHOLD AUTO RECEIVABLES CORPORATION
By:	/s/ STEVEN H. SMITH
Name: Steven H. Smith Title: Vice President and Assistant Treasurer

Dated: November 26, 2002

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP regarding financial statements of the Insurer.

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  Item 5. Other Events
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX